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                                                                   EXHIBIT 10.49


This Second Amendment, dated as of December 15, 2000 (this "Second Amendment"), is entered into by and among WPS Receivables Corporation, as Transferor, WestPoint Stevens Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, as Transferee and Wachovia Bank, N.A., as Administrator. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Agreement.

         WHEREAS, Transferor, Servicer, Transferee and Administrator entered into that certain Asset Interest Transfer Agreement dated as of December 18, 1998 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

1. The definition of "Scheduled Maturity Date" contained in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

                  " "Scheduled Maturity Date" means March 15, 2001, as extended pursuant to Section 1.06. "

Except as expressly modified hereby, all terms and conditions of the Agreement remain in full force and effect. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              WPS RECEIVABLES CORPORATION, as Transferor


                              By:   /s/ Nelson Griffith
                                    --------------------------------------------
                                    Name:  Nelson Griffith
                                    Title:  President

                              WESTPOINT STEVENS INC., as initial Servicer


                              By:   /s/ Nelson Griffith
                                    --------------------------------------------
                                    Name:  Nelson Griffith
                                    Title:  Senior Vice President & Controller

                              BLUE RIDGE ASSET FUNDING CORPORATION,
                                    as Transferee

                              By:  Wachovia Bank, N.A., Attorney-in-Fact


                                    By: /s/ Elizabeth R. Wagner
                                        ----------------------------------------
                                           Name:  Elizabeth R. Wagner
                                           Title: Senior Vice President

                              WACHOVIA BANK, N.A., as Administrator


                              By: /s/ Frances W. Josephic
                                  ----------------------------------------------
                                    Name:  Frances W. Josephic
                                    Title:  Vice President